                                                                    EXHIBIT 10.3



                   FOURTH AMENDMENT AND MODIFICATION AGREEMENT


         FOURTH AMENDMENT AND MODIFICATION AGREEMENT dated as of April 30, 1999 (this "Amendment") by and among HADCO CORPORATION, a Massachusetts corporation (the "Borrower"); the direct and indirect subsidiaries of the Borrower listed on the signature pages hereto (collectively, the "Guarantors"); BANKBOSTON, N.A., AS AGENT (the "Agent") and BANKBOSTON, N.A., individually, and the other lending institutions (collectively, the "Banks") listed on Schedule 1 to the Amended and Restated Revolving Credit Agreement dated as of December 8, 1997 (as amended and in effect from time to time, the "Credit Agreement") among the Borrower, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the respective meanings assigned to such terms in the Credit Agreement, as amended hereby.

         WHEREAS, the Borrower has requested that the Agent and the Banks amend certain provisions of the Credit Agreement; and

         WHEREAS, upon the terms and subject to the conditions contained herein, the Agent and the Banks are willing to amend such provisions of the Credit Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement, the other Loan Documents and this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENT OF SECTION 1.1 OF THE CREDIT AGREEMENT. Section
1.1 of the Credit Agreement is hereby amended by:

                  (a) deleting the definition of "Dynaflex" in its entirety.

                  (b) inserting the following new definitions in the places required by alphabetical order:

                  "DYNAFLEX ASSETS. The "Assets", as defined in the Dynaflex Purchase Agreement."

                  "DYNAFLEX PURCHASE AGREEMENT. The Asset Purchase Agreement between Parlex Dynaflex Corporation, a California corporation, and CCIR of California, in the form attached hereto as EXHIBIT G."


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                  "FOURTH AMENDMENT EFFECTIVE DATE. The "Effective Date", as
         defined in the Fourth Amendment and Modification Agreement dated as of April 30, 1999 among the Borrower, the Guarantors, the Agent and the Banks."

                  (c) deleting the definition of "Guarantors" in its entirety and substituting in lieu thereof the following new definition:

                  "GUARANTORS. (i) Hadco Santa Clara, Hadco Phoenix, CCIR of Texas, and, until the completion of the Restructuring Transaction, CCIR of California; and (ii) any other direct or indirect Subsidiary of the Borrower (other than Hadco FSC, New Zycon, Hadco Scotland, Hadco Ireland, Hadco Malaysia, Hadco Singapore, New Continental or CCIR International)."

                  (d) inserting the following new definition in the order required by alphabetical order:

                  "PARLEX. Parlex Corporation, a Massachusetts corporation."

                  (e) deleting the definition of "Restructuring Transaction" in its entirety and substituting in lieu thereof the following new definition:

                  "RESTRUCTURING TRANSACTION. The restructuring transactions pursuant to which (a) the Dynaflex Assets are transferred to a wholly owned Subsidiary of Parlex pursuant to the Dynaflex Purchase Agreement,
         (b) the shares of capital stock of CCIR of California are subsequently contributed by Hadco Phoenix to the Borrower as a dividend (with such shares continuing to be subject to the lien of the Agent thereon); and
         (c) CCIR of California is merged with and into the Borrower, with the Borrower as the surviving entity and with the assets of CCIR of California not transferred to a wholly owned Subsidiary of Parlex pursuant to the Dynaflex Purchase Agreement being simultaneously transferred to the Borrower and continuing to be subject to the lien of the Agent thereon."

                  SECTION 2. AMENDMENT OF SECTION 7.18 OF THE CREDIT AGREEMENT.
Section 7.18 of the Credit Agreement is hereby deleted in its entirety and the following new ss.7.18 is hereby substituted in lieu thereof:

                  "7.18. SUBSIDIARIES, ETC. Hadco Santa Clara, New Zycon, Hadco FSC, Hadco Scotland, Hadco Phoenix, New Continental and Hadco Ireland are the only direct Subsidiaries of the Borrower, and the Borrower owns one hundred percent (100%) of the capital stock of each such entity; Provided, However, that following the completion of the transactions described in subsections (a) and (b) of the definition of Restructuring Transaction but prior to the completion of the transaction described in subsection (c) of the definition of Restructuring Transaction, CCIR of California will be a direct


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         Subsidiary of the Borrower, and the Borrower will own one hundred percent (100%) of the capital stock of CCIR of California. (As of the Fourth Amendment Effective Date, it is not known whether Hadco Singapore, following the incorporation thereof, will be a direct or indirect subsidiary of the Borrower). Hadco Malaysia is the only Subsidiary of Hadco Santa Clara, and Hadco Santa Clara owns one hundred percent (100%) of the capital stock of Hadco Malaysia. CCIR of Texas, CCIR International and (until the completion of the transactions described in subsections (a) and (b) of the definition of Restructuring Transaction) CCIR of California are the only Subsidiaries of Hadco Phoenix, and Hadco Phoenix owns one hundred percent (100%) of the capital stock of CCIR of Texas and CCIR International and will own, until the completion of the transactions described in subsections (a) and (b) of the definition of Restructuring Transaction, one hundred percent (100%) of the capital stock of CCIR of California. None of New Zycon, New Continental, Hadco FSC, Hadco Scotland, CCIR of California, CCIR of Texas, Hadco Malaysia, Hadco Ireland or CCIR International has any Subsidiaries, and following the incorporation thereof, Hadco Singapore will not have any Subsidiaries. Except as set forth on
         Schedule 7.18 hereto, none of the Transaction Parties is engaged in any joint venture or partnership with any other Person."

         Section 3. AMENDMENT OF SECTION 9.1 OF THE CREDIT AGREEMENT. Section
9.1 of the Credit Agreement is hereby amended by:

                  (a)      deleting the text "and" from the end of subsection
         (k) thereof;

                  (b) deleting subsection (l) thereof in its entirety and substituting in lieu thereof the following new subsections (l) and (m):

                  "(l)     Indebtedness of the Borrower consisting of its
         guaranty of the obligations of CCIR of California under the Dynaflex Purchase Agreement; and

                  (m)      Indebtedness not otherwise set forth in clauses
         (a)-(l) of this ss.9.1 in an amount not to exceed $2,000,000 in the aggregate."

         SECTION 4. AMENDMENT OF SECTION 9.2(f) OF THE CREDIT AGREEMENT. Section 9.2(f) of the Credit Agreement is hereby amended by deleting the text "encumbrances on Mortgaged Properties to the extent agreed upon by the Agent and set forth as exceptions in the title policies delivered by the Borrower or any Guarantor to the Agent with respect to such Mortgaged Properties and in compliance with the terms and conditions of this Credit Agreement" and substituting in lieu thereof the following text:

                  "encumbrances on Mortgaged Properties to the extent agreed upon by the Agent and (i) set forth as exceptions in the title policies delivered by the Borrower or any Guarantor to the Agent with respect


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         to such Mortgaged Properties and in compliance with the terms and conditions of this Credit Agreement or (ii) constituting easements or rights of way granted to public utilities and reasonably necessary to enable them to provide utility services to any such Mortgaged Property".

         SECTION 5. AMENDMENT OF SECTION 9.5.3 OF THE CREDIT AGREEMENT. Section
9.5.3 of the Credit Agreement is hereby amended by inserting, immediately after the text "consistent with past practices," and immediately before the text "and dispositions of Margin Stock for fair market value in cash", the text "disposition of the Dynaflex Assets pursuant to and solely on the terms and conditions set forth in the Dynaflex Purchase Agreement (including a purchase price for the Dynaflex Assets of not less than $2,500,000 unless otherwise approved in writing by the Majority Banks), with the Agent being hereby expressly authorized by the Banks to execute and deliver to the Borrower and/or CCIR of California such UCC partial releases and other release documents as may be necessary or appropriate to evidence the release of the lien of the Agent, for the benefit of the Banks, on the Dynaflex Assets".

         SECTION 6. AMENDMENT OF SECTION 9.9 OF THE CREDIT AGREEMENT. Section
9.9 of the Credit Agreement is hereby amended by deleting the parenthetical phrase "(other than a change to increase the amount of authorized common stock of such Person)" contained therein and substituting in lieu thereof the following text: "(other than a change to increase the amount of authorized common stock of such Person or as otherwise requested by the Agent, in its capacity as Agent for the Banks)".

         SECTION 7. AMENDMENT OF SECTION 9.12 OF THE CREDIT AGREEMENT. Section
9.12 of the Credit Agreement is hereby amended by inserting, at the end of subsection (i) thereof, immediately after the text "without the Agent's prior written consent," the text "with SCHEDULE 7.22 being automatically deemed to be amended to include any bank accounts to which the Agent so consents,".

         SECTION 8. ADDITION OF EXHIBIT G. The Credit Agreement is hereby amended by inserting, at the end thereof aS EXHIBiT G, the form of Dynaflex Purchase Agreement (as defined in the Credit Agreement, as amended by this Amendment) attached hereto as EXHIBIT G.

         SECTION 9. CONDITIONS TO EFFECTIVENESS. This Amendment shall be deemed to be effective as of the date first written above (the "Effective Date") upon the Agent's receipt of the following, each in form and substance satisfactory to the Agent:

                  (a) facsimile copies of original counterparts (to be followed promptly by original counterparts) or original counterparts of this Amendment, duly executed by each of the Borrower, the Guarantors, the Agent and the Banks;


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                                      -5-

                  (b) a duly executed Clerk's or Secretary's certificate of the Clerk or Assistant Clerk of the Borrower and the Secretary or Assistant Secretary of CCIR of California certifying (and where applicable, attaching copies of) the Borrower's and CCIR of California's (i) charter documents; (ii) by-laws; (iii) resolutions of its Board of Directors authorizing the transactions contemplated hereby and by the Dynaflex Purchase Agreement; and (iv) the incumbency of officers entitled to sign this Amendment and the Dynaflex Purchase Agreement on behalf of the Borrower or CCIR of California, as the case may be; and

                  (c) copies, duly certified by the Clerk or Assistant Clerk of the Borrower, of the Dynaflex Purchase Agreement (which shall be in the form attached hereto as EXHIBIT G) and the guaranties executed or to be executed by each of the Borrower and Parlex Corporation in connection therewith, each duly executed by each of the parties thereto;

                  (d) such UCC financing statements, each duly executed by the Borrower, as the Agent shall request in order to ensure the perfection of the security interest of the Agent, for the benefit of the Banks, in the assets of CCIR of California which are not Dynaflex Assets; and

                  (e) such other documents, agreements and items as the Agent may require.

         SECTION 10. REPRESENTATIONS AND WARRANTIES; NO DEFAULT; AUTHORIZATION. Each of the Borrower and the Guarantors hereby represents and warrants to each of the Agent and the Banks as follows:

                  (a) Each of the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement, the other Loan Documents or this Amendment was true as of the date as of which it was made and is true as of the Effective Date (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement, as amended hereby, and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse and to the extent that such representations and warranties relate expressly to an earlier date), and no Default or Event of Default has occurred and is continuing as of the date of this Amendment or would occur after giving effect to the transactions contemplated by this Amendment; and

                  (b) This Amendment has been duly authorized, executed and delivered by the Borrower and each of the Guarantors, and shall be in full force and effect upon the satisfaction of the conditions set


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         forth in Section 9 hereof, and the agreements of the Borrower and each of the Guarantors contained herein, in the Credit Agreement as herein amended, or in the other Loan Documents respectively, constitute the legal, valid and binding obligations of the Borrower and each of the Guarantors party hereto or thereto, enforceable against the Borrower or such Guarantor, in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         SECTION 11. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references in the Credit Agreement or such other Loan Documents or in any related agreement or instrument to the Credit Agreement or such other Loan Documents shall hereafter refer to such agreements as amended hereby, pursuant to the provisions of the Credit Agreement.

         SECTION 12. NO PRESENT CLAIMS. In order to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the rights, interests, contracts, collateral security or remedies of the Agent or any of the Banks, each of the Borrower and the Guarantors hereby acknowledges and agrees that: (i) neither it nor any of the other Transaction Parties has any claim or cause of action against the Agent, any of the Banks or any of their directors, officers, employees or agents; (ii) neither it nor any of the other Transaction Parties has any offset right, counterclaim or defense of any kind against any of its obligations, indebtedness or liabilities to the Agent and/or the Banks, including, without limitation, the Obligations; and (iii) each of the Agent and the Banks has heretofore properly performed and satisfied in a timely manner all of its obligations to each of the Borrower and the other Transaction Parties.

         SECTION 13. EXPENSES. Without limiting the expense reimbursement requirements set forth in ss.16 of the Credit Agreement, the Borrower agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

         SECTION 14. NO IMPLIED WAIVER, ETC. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any of the Obligations, any other obligations of the Borrower or any of the Transaction Parties or any right of the Agent or the Banks consequent thereon. The waivers and consents provided herein are limited strictly to their terms. Neither the Agent nor any of the Banks shall have any




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obligation to issue any further waiver or consent with respect to the subject matter hereof or any other matter.

         SECTION 15. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SECTION 16. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CHOICE OR CONFLICTS OF LAWS).





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                                      -8-



         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.




                                            HADCO CORPORATION


                                            By: /s/ F. Gordon Bitter
                                                ------------------------------
                                                Name:  F. Gordon Bitter
                                                Title: Senior Vice President,
                                                       Treasurer, and Chief
                                                       Financial Officer



                                            BANKBOSTON, N.A., individually and
                                            as Agent


                                            By: /s/ Sharon A. Stone
                                                ------------------------------
                                                Name:  Sharon A. Stone
                                                Title: Director



                                            BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION


                                            By: /s/ Michael J. McCutchin
                                                ------------------------------
                                                Name:  Michael J. McCutchin
                                                Title: Managing Director



                                            ABN AMRO BANK N.V.


                                            By: /s/ Bruce W. Swords
                                                ------------------------------
                                                Name:  Bruce W. Swords
                                                Title: Vice President



                                            By: /s/ Kevin F. Malone
                                                ------------------------------
                                                Name:  Kevin F. Malone
                                                Title: Group Vice President



                                            THE FIRST NATIONAL BANK OF CHICAGO


                                            By: /s/ Robert McMillan
                                                ------------------------------
                                                Name:  Robert McMillan
                                                Title: Corporate Banking Officer

                                            KEYBANK NATIONAL ASSOCIATION.


                                            By: /s/ Lawrence A. Mack
                                                ------------------------------
                                                Name:  Lawrence A. Mack
                                                Title: Senior Vice President



                                            THE BANK OF NOVA SCOTIA


                                            By: /s/ M.R. Bradley
                                                ------------------------------
                                                Name:  M.R. Bradley
                                                Title:



                                            MORGAN GUARANTY TRUST COMPANY OF
                                            NEW YORK


                                            By: /s/ Marie Stewart
                                                ------------------------------
                                                Name:  Marie Stewart
                                                Title: Vice President



                                            SUNTRUST BANK, ATLANTA


                                            By: /s/ W. David Wisdom
                                                ------------------------------
                                                Name:  W. David Wisdom
                                                Title: Vice President



                                            STATE STREET BANK AND TRUST COMPANY


                                            By: /s/ Sonja K. Farmer
                                                ------------------------------
                                                Name:  Sonja K. Farmer
                                                Title: Assistant Vice President



                                            USTRUST


                                            By: /s/ Daniel G. Eastman
                                                ------------------------------
                                                Name:  Daniel G. Eastman
                                                Title: Vice President

                                             FLEET BANK-NH


                                             By: /s/ David Canedy
                                                 ------------------------------
                                                 Name:  David Canedy
                                                 Title: Vice President



                                             FIRST UNION NATIONAL BANK,
                                             successor by merger to CORESTATES
                                             BANK, N.A.


                                             By: /s/ Susan T. Vitale
                                                 ------------------------------
                                                 Name:  Susan T. Vitale
                                                 Title: Assistant Vice President



                                             MELLON BANK, N.A.


                                             By: /s/ R. Jane Westrich
                                                 ------------------------------
                                                 Name:  R. Jane Westrich
                                                 Title: Vice President



                                             CITIZENS BANK NEW HAMPSHIRE


                                             By: /s/ Lori A. Chandonnais
                                                 ------------------------------
                                                 Name:  Lori A. Chandonnais
                                                 Title: Vice President





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                                      -11-


Each of the undersigned hereby acknowledges the foregoing Amendment as of the Effective Date and agrees that its obligations under the Guaranty to which it is a party will extend to the Agreement, as so amended, and the other Loan Documents, as so amended.



                                             HADCO SANTA CLARA, INC.


                                             By: /s/ F. Gordon Bitter
                                                 ------------------------------
                                                 Title:



                                             HADCO PHOENIX, INC.


                                             By: /s/ F. Gordon Bitter
                                                 ------------------------------
                                                 Title:



                                             CCIR OF CALIFORNIA CORP.


                                             By: /s/ F. Gordon Bitter
                                                 ------------------------------
                                                 Title:



                                             CCIR OF TEXAS CORP.


                                             By: /s/ F. Gordon Bitter
                                                 ------------------------------
                                                 Title: